Exhibit 99.1

NEWS BULLETIN
FROM:	RE:	ECC Capital Corporation
1733 Alton Parkway
[GRAPHIC APPEARS HERE]		Irvine, CA 92606
OTC BB: ECRO

For Further Information:

AT THE COMPANY:

Roque A. Santi

President, Chief Financial Officer

(949) 955-8730

rsanti@ecccapital.com

FOR IMMEDIATE RELEASE

March 30, 2007

ECC CAPITAL CORPORATION ANNOUNCES

ADDITIONAL DELAY IN FILING 2006 ANNUAL REPORT ON FORM 10-K

IRVINE, Calif., Mar. 30 /PRNewswire-FirstCall/ — ECC Capital Corporation (OTCBB: ECRO) today announced that it expects an additional delay in the filing of its 2006 annual report on Form 10-K beyond the extension due date of April 2, 2007. As previously announced, ECC Capital was unable to meet the original deadline for the filing of its 2006 annual report. Due to the complexities of the recent transaction involving the sale of ECC Capital’s mortgage banking business and the present environment in which ECC Capital operates, its outside auditors require additional time to complete their audit of ECC Capital’s financial statements for the fiscal year ended December 31, 2006, to be included in the 2006 annual report. ECC Capital’s outside auditors are working expeditiously to complete their audit, however, ECC Capital is unable to provide an anticipated filing date at this time.

About ECC Capital Corporation

ECC Capital Corporation, headquartered in Irvine, Calif., is a mortgage real estate investment trust (REIT) that invests in residential mortgage loans. ECC Capital is currently structured to qualify as a REIT by managing a portfolio of nonconforming loans. As a REIT, ECC Capital is required to distribute dividends to its stockholders from net income generated from the spread between the interest income on its assets in its portfolio and the costs of capital to finance its acquisition of these assets.

Safe Harbor Regarding Forward-Looking Statements

Certain statements contained in this press release, including those regarding the timeline for ECC Capital’s 2006 annual report may be deemed forward-looking statements under federal securities laws and ECC Capital intends that those forward- looking statements be subject to the safe-harbor created thereby. These forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties, which could affect ECC Capital’s future plans. ECC Capital cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. These factors include, but are not limited to: (i) the impact of the recent sale of the Company’s mortgage banking business, (ii) conditions of the securitizations and servicing markets, (iii) condition of the U.S. economy and financial system, (iv) interest rates and the subsequent effect on the business, (v) the Company’s ability to obtain quality loan servicing and default management services, (vi) the stability of residential property values, (vii) the potential effect of new state or federal laws or regulations, (viii) the Company’s ability to implement successfully its business plan, (ix) continued availability of credit or other sources of capital, (x) the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed on REITs by federal tax rules, (xi) the Company’s ability to retain qualified personnel, (xii) the risks associated with the use of leverage and (xiii) other factors and risks discussed in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission on October 27, 2006 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 filed with the Securities and Exchange Commission on November 14, 2006. You should also be aware that, except as otherwise specified, all information in this news release is as of March 30, 2007. ECC Capital undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in ECC Capital’s expectations.

For Further Information:

AT THE COMPANY:

Roque A. Santi

President, Chief Financial Officer

(949) 955-8730

rsanti@ecccapital.com

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